UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     May 29, 2019

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 1250 Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Item 1.01	Entry Into a Material Definitive Agreement

On May 29, 2019, the Company and BioMarin Pharmaceutical Inc. (“BioMarin”) entered into that certain Amendment No. 2 to License Agreement (“the Amendment”), amending in certain respects the current License Agreement in place between BioMarin and the Company (the “License Agreement”) relating to Firdapse®.

Under the current License Agreement, the Company has licensed the rights to commercialize Firdapse® in North America. Under the Amendment, the Company’s commercial territory has been expanded to include Japan. Further, after the achievement of a certain milestone in Japan, the Company will have an option to further expand the commercial territory covered by its License Agreement to include most of Asia, as well as Central and South America.

Under the Amendment, the Company will pay royalties on net sales in Japan of a similar percentage to the royalties that the Company is currently paying under the original License Agreement for North America.

The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Portions of the Agreement have been redacted pursuant to Item 601(b)(10) of Regulation S-K.

Item 8.01	Other Events

On May 30, 2019, the Company issued a press release announcing that it had entered into the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 2 to License Agreement, made and entered into effective as of May 29, 2019, by and between BioMarin and the Company (certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed).

99.1	Press release issued by the Company on May 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Alicia Grande
Alicia Grande Vice President, Treasurer and CFO

Dated: May 30, 2019